UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2015

HENNESSY CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 17, 2015, Hennessy Capital Acquisition Corp. (the “Company”) issued a press release announcing an agreement in principle with Coliseum Capital Management, LLC (“Coliseum”), pursuant to which Coliseum would purchase $25 million in shares of common stock and $10 million in shares of Series A convertible preferred stock at or prior to the closing of the Company’s previously announced acquisition of School Bus Holdings, Inc. (“SBH”), which, through its subsidiaries, conducts its business under the “Blue Bird” name (the “Business Combination”). The net proceeds from the sale of Series A convertible preferred stock, and any common stock issued in a private placement to Coliseum, will be used to finance a portion of the cash purchase price in the Business Combination. Coliseum’s purchase of the Company’s securities is subject to the execution of mutually agreeable documentation.

The agreement in principle contemplates that Adam Gray, a managing partner of Coliseum, will become a member of the board of directors of the Company effective as of the closing of the Business Combination. Assuming approval of the charter proposals at the special meeting of stockholders of the Company to be held on February 20, 2015 (the “Special Meeting”), Mr. Gray will be appointed as a Class II director to serve until the 2016 annual meeting of stockholders. Kevin Charlton, President and Chief Operating Officer of the Company and a current director of the Company, has agreed to resign from the Company’s board of directors effective as of the closing of the Business Combination in order to make a position available for Mr. Gray.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

About Hennessy Capital Acquisition Corp.

Hennessy Capital Acquisition Corp. is a special purpose acquisition company (SPAC) founded by Daniel J. Hennessy and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy will be to identify, acquire and, after its initial business combination, to build, a diversified industrial manufacturing or distribution business.

About Blue Bird

Blue Bird is the leading independent designer and manufacturer of school buses, with more than 550,000 buses sold since its formation in 1927 and approximately 180,000 buses in operation today. Blue Bird’s longevity and reputation in the school bus industry have made it an iconic American brand. Blue Bird distinguishes itself from its principal competitors by its singular focus on the design, engineering, manufacture and sale of school buses and related parts. As the only manufacturer of chassis and body production specifically designed for school bus applications, Blue Bird is recognized as an industry leader for school bus innovation, safety, product quality/reliability/durability, operating costs and drivability. In addition, Blue Bird is the market leader in alternative fuel applications with its propane-powered and compressed natural gas-powered school buses. Blue Bird manufactures school buses at two facilities in Fort Valley, Georgia. Its Micro Bird joint venture operates a manufacturing facility in Drummondville, Quebec, Canada. Service and after-market parts are distributed from Blue Bird’s parts distribution center located in Delaware, Ohio.

Additional Information about the Business Combination

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the Business Combination and other matters and, beginning on January 21, 2015, mailed the definitive proxy statement and other relevant documents to stockholders of the Company as of the January 2, 2015 record date for the Special Meeting. Stockholders of the Company and other interested persons are advised to read the definitive proxy statement and any other relevant documents (including the supplement to the definitive proxy statement, dated February 10, 2015) that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, SBH and the Business Combination. Stockholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC (including the supplement to the definitive proxy statement, dated February 10, 2015), without charge, at the SEC’s website located at www.sec.gov or by directing a request to Daniel J. Hennessy, Chairman and Chief Executive Officer, 700 Louisiana Street, Suite 900, Houston, Texas, 77002, (312) 876-1956.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the Business Combination and the other matters set forth in the definitive proxy statement. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Company’s definitive proxy statement for the Business Combination, which has been filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability to satisfy closing conditions for the Business Combination, including stockholder and other approvals, the ability of the Company and Coliseum to agree upon the terms of definitive documentation reflecting their agreement in principle, the performances of the Company and Blue Bird, the ability of the combined company to be successful in its appeal of the delisting determination by the staff of the

Listing Qualifications Department of the Nasdaq Stock Market and to meet the Nasdaq Capital Market’s listing standards, including having the requisite number of stockholders, and the risks identified in the Company’s prior and future filings with the SEC (available at www.sec.gov), including the Company’s definitive proxy statement filed in connection with the Business Combination (and the supplement to the definitive proxy statement, dated February 10, 2015) and the Company’s final prospectus dated January 16, 2014. These statements speak only as of the date they are made and the Company undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2015	HENNESSY CAPITAL ACQUISITION CORP.

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 17, 2015